                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                                PUBLICARD, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        N/A
        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        N/A
        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        N/A
        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        N/A
        ------------------------------------------------------------------------

     (5)  Total fee paid:

        N/A
        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                          [PUBLICARD LETTERHEAD]

                                                                  March   , 2001

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders (the "Special Meeting") of PubliCARD, Inc. (the "Company") to be held on Thursday, April 19, 2001 at 10:00 a.m. (New York City time) at the offices of Kaye, Scholer, Fierman, Hays & Handler, LLP, 425 Park Avenue, New York, New York 10022.

     The purposes of the Special Meeting are to: (i) consider and vote upon a proposal to approve an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of common stock, par value $0.10 per share, from 40,000,000 shares to 75,000,000 shares, and (ii) transact such other business as may properly come before the meeting or any adjournments or postponements thereof. These matters are described in the formal Notice of a Special Meeting of Shareholders and the accompanying Proxy Statement.

     Your Board of Directors recommends a vote "FOR" the proposals to be voted upon at the Special Meeting.

     Your vote is very important. We hope you will find it convenient to attend the Special Meeting in person. Whether or not you are personally able to attend, it is important that your shares be represented at the meeting. Accordingly, you are requested to sign, date and return the enclosed proxy promptly. If you do attend the Special Meeting, you may still revoke your proxy and vote in person. Your cooperation is greatly appreciated.

                                          Sincerely,

                                          /s/ Jan-Erik Rottinghuis
                                          JAN-ERIK ROTTINGHUIS
                                          President and Chief Executive Officer

                                                          [PUBLICARD LETTERHEAD]

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 19, 2001

To the Shareholders of PubliCARD, Inc.

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of PubliCARD, Inc. (the "Company") will be held at the offices of Kaye, Scholer, Fierman, Hays & Handler, LLP, 425 Park Avenue, New York, New York 10022 on Thursday, April 19, 2001 at 10:00 a.m. (New York City time) for the following purposes:

     1. To consider and vote upon a proposal to approve an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of common stock, par value $0.10 per share, from 40,000,000 shares to 75,000,000 shares; and

     2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on March 16, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof.

                                          By Order of the Board of Directors

                                          /s/ Antonio L. DeLise

                                          ANTONIO L. DELISE
                                          Secretary

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING. RETURNING THE PROXY WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE SPECIAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO ATTEND AND VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE A PROXY ISSUED IN YOUR NAME.

                                                                PRELIMINARY COPY

                                PUBLICARD, INC.
                                620 FIFTH AVENUE
                                 SEVENTH FLOOR
                               ROCKEFELLER CENTER
                               NEW YORK, NY 10020

                                 (212) 651-3102

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 19, 2001

                            ------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of PubliCARD, Inc., a Pennsylvania corporation (the "Company" or "PubliCARD"), to be voted at a Special Meeting of Shareholders of the Company referred to in the foregoing Notice (the "Special Meeting").

                       RECORD DATE AND VOTING SECURITIES

     Only holders of the Company's common stock, par value $0.10 per share (the "Common Stock"), of record at the close of business on March 16, 2001 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. On the Record Date, the Company had outstanding and entitled to vote shares of Common Stock. Each outstanding share of Common Stock entitles the record holder to one vote on each matter.

                               VOTING PROCEDURES

     In order for any business to be conducted at the Special Meeting, holders of more than 50% of the issued and outstanding shares of Common Stock entitled to vote must be represented at the Special Meeting, either in person or by proxy. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting. Each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not.

     All proxies received pursuant to this solicitation will be voted, and, where a choice is specified as to the proposals described in the foregoing Notice, they will be voted in accordance with that specification. If no choice is specified with respect to any proposal, the proxy will be voted in favor of such proposal. Shareholders who execute proxies may revoke them at any time before they are voted either by delivering to the Secretary of the Company written notice of revocation or a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. This proxy statement and accompanying material is being mailed to the Company's shareholders on or about
March   , 2001.

                     COST OF SOLICITING MANAGEMENT PROXIES

     The entire cost of soliciting management proxies will be borne by the Company. Proxies will be solicited by mail and may be solicited personally by directors, officers or regular employees of the Company, who will not be compensated for their services. In order to support the proposals identified herein and to help ensure the presence of a quorum, the Company has retained the services of D.F. King & Co., Inc. as proxy solicitor to assist in the solicitation of proxies for the Special Meeting. The fees payable to D.F. King & Co., Inc. in connection with this solicitation are estimated to be $10,000. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to their principals and obtaining their proxies. Accompanying this proxy statement is a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and filed with the Securities and Exchange
Commission (the "SEC") on March   , 2001.

                             SHAREHOLDER PROPOSALS

     If a shareholder wishes to have a proposal considered for inclusion in the Company's proxy materials for the 2001 Annual Meeting of Shareholders, the proposal must be stated in writing and be received by the Company at its principal executive office on or before April 23, 2001.

     The deadline for delivering a notice of any other shareholder proposal which does not seek to nominate a director(s) of the Company or is not to be included in the proxy materials for the 2001 Annual Meeting of Shareholders will be July 10, 2001. Any notice of a shareholder proposal received after July 10, 2001 will be considered untimely. The persons named as proxies in the proxy materials for the 2001 Annual Meeting of Shareholders may exercise discretionary voting authority with respect to any matter that is not submitted to the Company by such date. Additionally, even if proper notice is received on or prior to July 10, 2001, the individuals named as proxies on the proxy card for that meeting may nevertheless exercise their discretionary authority in voting such proxies with respect to such proposal by advising the shareholders of the proposal and how they intend to exercise their discretion to vote on such proposal, unless the shareholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth as of February 20, 2001, the beneficial ownership of the Company's Common Stock by each person who owns of record or is known by the Company to own beneficially more than 5% of the Common Stock of the Company, all directors and executive officers individually and all directors and executive officers as a group. All information with respect to beneficial ownership has been furnished to the Company by the respective shareholders of the Company.

                                                                   BENEFICIAL OWNERSHIP
                                                                       OF SHARES OF
                                                                    COMMON STOCK AS OF      PERCENT OF
NAME                                          POSITION             FEBRUARY 20, 2001(1)      CLASS(1)
----                                          --------             ---------------------    ----------
Taube Hodson Stonex
  Partners Limited.................  N/A                                 2,995,000(2)         12.4%
27 St. James Place
London SW1A INR
United Kingdom
Harry I. Freund....................  Director, Chairman of the           2,048,930(3)         8.1%
c/o PubliCARD, Inc.                  Board and Chairman
620 Fifth Avenue
Rockefeller Center
New York, NY 10020
Jay S. Goldsmith...................  Director, Vice Chairman of          2,092,620(4)         8.3%
c/o PubliCARD, Inc.                  the Board and Vice
620 Fifth Avenue                     Chairman
Rockefeller Center
New York, NY 10020
Jan-Erik Rottinghuis...............  Director, President and               200,000          Less than
                                     Chief Executive Officer                                   1%
Clifford B. Cohn...................  Director                              239,373(5)       Less than
                                                                                               1%

                                                                   BENEFICIAL OWNERSHIP
                                                                       OF SHARES OF
                                                                    COMMON STOCK AS OF      PERCENT OF
NAME                                          POSITION             FEBRUARY 20, 2001(1)      CLASS(1)
----                                          --------             ---------------------    ----------
L.G. Schafran......................  Director                              366,159(6)         1.5%
Hatim A. Tyabji....................  Director                               30,000          Less than
                                                                                               1%
M. Richard Phillimore..............  Executive Vice                         50,000(7)       Less than
                                     President/Strategy                                        1%
Antonio L. DeLise..................  Vice President, Chief                 152,000(8)       Less than
                                     Financial Officer and                                     1%
                                     Secretary
All directors and officers as a
  group
  (8 persons)......................                                      5,179,082(9)         19.4%

---------------
(1) Calculated in accordance with Rule 13d-3 adopted by the SEC under the Exchange Act.

(2) Based on statements on Schedule 13G filed with the SEC on October 11, 1999 and on Form 4 filed with the SEC on January 2, 2001. Taube Hodson Stonex Partners Limited is a discretionary investment advisor to J. Rothschild Assurance Life Fund, St. James Place International Unit Trust, J. Rothschild Assurance Pension Fund, J. Rothschild International Assurance Managed Fund,
    J. Rothschild International Assurance U$ Managed Fund, TDG Funds Limited, GAM Worldwide Fund and The Partners Fund. Taube Hodson Stonex Partners has power to vote and direct the vote and power to dispose and direct the disposition of shares held by such funds.

(3) Includes shares of Common Stock which may be acquired by Mr. Freund within 60 days as follows: 216,912 shares through the exercise of stock options and 688,861 shares through the exercise of stock purchase warrants. Also includes 5,454 shares of Common Stock held by Mr. Freund's spouse over which Mr. Freund has shared voting and investment power but as to which he disclaims any beneficial ownership interest, and includes 273,625 shares of Common Stock that may be deemed to be owned beneficially by Mr. Freund which are held by Balfour Investors Inc. ("Balfour") for its clients in discretionary accounts, as to which Mr. Freund disclaims beneficial ownership. Messrs. Freund and Goldsmith are Chairman and President, respectively, and the only shareholders of Balfour. The discretionary clients of Balfour have the sole power to vote and direct the vote of the shares held in their account. Balfour and its discretionary clients have shared power to dispose of or direct the disposition of the shares held in such clients' accounts. At present, Balfour has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the Company's Common Stock for all of its discretionary clients. Also includes 13,000 shares of Common Stock that may be deemed to be owned beneficially by Mr. Freund which are held by the Balfour Defined Benefit Pension Plan (the "Balfour Plan"), for which Mr. Freund is a Trustee and Plan Administrator and in which he participates. Mr. Freund disclaims ownership of 5,850 of such 13,000 shares.

(4) Includes shares of Common Stock which may be acquired by Mr. Goldsmith within 60 days as follows: 216,912 shares through the exercise of stock options and 744,930 shares through the exercise of stock purchase warrants. Also includes 1,250 shares of Common Stock held by Mr. Goldsmith's spouse over which Mr. Goldsmith has shared voting and investment power but as to which he disclaims any beneficial interest, and includes 273,625 shares of Common Stock that may be deemed to be owned beneficially by Mr. Goldsmith which are held by Balfour for its clients in discretionary accounts as to which Mr. Goldsmith disclaims beneficial ownership (see Note 3 above). Also includes 13,000 shares of Common Stock that may be deemed to be owned beneficially by Mr. Goldsmith which are held by the Balfour Plan, of which Mr. Goldsmith is a Trustee and Plan Administrator and in which he participates. Mr. Goldsmith disclaims ownership of 7,280 of such 13,000 shares.

(5) Includes 172,059 shares of Common Stock which may be acquired by Mr. Cohn within 60 days through the exercise of stock options.

(6) Includes 182,059 shares of Common Stock which may be acquired by Mr. Schafran within 60 days through the exercise of stock options. Also includes 114,050 shares of Common Stock, and 40,050 shares of Common Stock that may be acquired through the exercise of stock purchase warrants, held by Mr. Schafran's spouse as to which Mr. Schafran disclaims any beneficial interest.

(7) Mr. Phillimore's employment agreement with the Company expired pursuant to its terms on January 19, 2001, and Mr. Phillimore is no longer employed as an executive officer by the Company.

(8) Includes 125,000 shares of Common Stock which may be acquired by Mr. DeLise within 60 days through the exercise of stock options.

(9) Includes shares of Common Stock which may be acquired by such persons within 60 days as follows: 972,942 shares through the exercise of stock options and 1,473,841 shares through the exercise of stock purchase warrants.

                                  PROPOSAL 1.

             PROPOSAL TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

     A proposal is being submitted to the Company's shareholders for approval at the Special Meeting to amend the Articles of Incorporation (the "Proposed Amendment") to increase the authorized number of shares of Common Stock from 40,000,000 shares to 75,000,000 shares. On February 20, 2001, 24,237,400 shares of Common Stock were issued and outstanding.

     At February 20, 2001, the Company had 3,066,600 authorized, unissued and unreserved shares of Common Stock available for issuance. If the Proposed Amendment is approved by the shareholders, the Company will have 38,066,600 shares of Common Stock authorized, unissued and unreserved.

     If the Proposed Amendment is approved at the Special Meeting, generally, no shareholder approval would be necessary for the issuance of all or any portion of the additional shares of Common Stock unless required by law or any rules or regulations to which the Company is subject. However, as long as the Common Stock is quoted for trading on the Nasdaq Stock Market, the flexibility that this Proposed Amendment would provide the Board of Directors will be limited by the rules of such market which, as presently in effect, would generally require shareholder approval for the issuance of Common Stock when:

     - A stock option or purchase plan is to be established, or any other arrangements made, pursuant to which Common Stock may be acquired by directors or officers, except for warrants or rights issued generally to security holders of the Company or broadly-based plans or arrangements including other employees;

     - The issuance would result in a change in control of the Company;

     - The stock or assets of another company are acquired and:

        - any director, officer or substantial stockholder of the Company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction, and the issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) could result in an increase of 5% or more in the number of outstanding shares of Common Stock or in the voting power of the Common Stock, or

        - where, due to the issuance or potential issuance of shares of Common Stock (or securities convertible into or exercisable for Common Stock), other than a public offering for cash: (i) the Common Stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of Common Stock (or securities convertible into or exercisable for Common Stock) or (ii) the number of shares of Common Stock to be issued is or will be equal to or in excess of 20% of the number of shares of Common Stock outstanding before the issuance of the Common Stock (or securities convertible into or exercisable for Common Stock);

     - In connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the Company of shares of Common Stock (or securities convertible into or exercisable for shares of Common Stock) at a price less than the greater of book or market value which alone or together with sales by officers, directors or substantial shareholders of the Company equals 20% or more of the shares of Common Stock or 20% or more of the voting power of shares of Common Stock outstanding before the issuance; or

     - In connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the Company of shares of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the Common Stock.

     Depending upon the consideration per share received by the Company for any subsequent issuance of shares of Common Stock, such issuance could have a dilutive effect on those shareholders who paid a higher consideration per share for their Common Stock. Also, future issuances of shares of Common Stock will increase the number of outstanding shares, thereby decreasing the percentage ownership in the Company (for voting, distributions and all other purposes) represented by existing shares of Common Stock and may adversely affect the market price for the Company's Common Stock.

     If the Proposed Amendment is authorized by the Company's shareholders, the Company intends to use the additional authorized shares of Common Stock for potential acquisitions, to raise additional capital and for general corporate purposes, including stock splits and stock dividends, if, as and when the Board of Directors of the Company, in its sole discretion, determines would be advantageous to the Company.

     The increase in the authorized number of shares of Common Stock effected by the Proposed Amendment will not change the rights of holders of Common Stock, but any issuance of additional shares of Common Stock will have a dilutive effect on the outstanding shares of Common Stock.

     The Board of Directors could use the additional common shares to discourage an attempt to change control of the Company; however, the Board has no present intention of issuing any common shares for such purposes and this proposal is not being recommended in response to any specific effort to obtain control of the Company of which the Company is aware.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY AS DESCRIBED ABOVE AT THE SPECIAL MEETING AND IT IS INTENDED THAT PROXIES NOT MARKED TO THE CONTRARY AND NOT DESIGNATED AS BROKER NON-VOTES WILL BE VOTED IN FAVOR OF APPROVAL OF THE AMENDMENT. THE FULL TEXT OF THE PROPOSED AMENDMENT IS SET FORTH IN APPENDIX I HERETO AND THE DESCRIPTION OF THE PROPOSED AMENDMENT HEREIN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO APPENDIX I.

VOTE REQUIRED

     The Proposed Amendment must be approved by the affirmative vote of a majority of the Company's issued and outstanding shares of Common Stock entitled to vote at the Special Meeting.

                           INCORPORATION BY REFERENCE

     Any statement contained in a document incorporated or deemed to be incorporated by reference in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement (or in any other subsequently filed document that also is or is deemed to be incorporated by reference in this Proxy Statement) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement. This Proxy Statement incorporates the following document by reference:

     The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                    GENERAL

     Management of the Company does not know of any matters other than the foregoing that will be presented for consideration at the Special Meeting. However, if other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their judgment.

                                          By Order of the Board of Directors

                                          /s/ ANTONIO L. DELISE
                                          --------------------------------------
                                          ANTONIO L. DELISE, Secretary

March __, 2001

                                                                      APPENDIX I

                             ARTICLES OF AMENDMENT
                                     OF THE
                           ARTICLES OF INCORPORATION
                                       OF
                                PUBLICARD, INC.
                            ------------------------

               Under Section 1915 of the Business Corporation Law
                            ------------------------

     Pursuant to the provisions of Section 1915 of the Business Corporation Law the undersigned, being the Vice President, Chief Financial Officer and Secretary of PubliCARD, Inc., a Pennsylvania corporation (the "Corporation"), hereby certifies:

     FIRST: The name of the Corporation is PubliCARD, Inc. and the address of its registered office in the Commonwealth of Pennsylvania is c/o CT Corporation System, 1515 Market Street, Suite 1210, Philadelphia County, Pennsylvania 19102.

     SECOND: The Corporation was incorporated under the Pennsylvania Business Corporation Law on December 16, 1913.

     THIRD: The first sentence of Article FOUR of the Articles of Incorporation of the Corporation, is hereby amended to read as follows:

          "FOURTH: The aggregate number of shares which the Corporation shall have authority to issue shall be 76,136,566, of which 136,566 shares shall be Preferred Stock without par value, 1,000,000 shares shall be Class A Preferred Stock without par value, and 75,000,000 shares shall be Common Stock with a par value of $0.10 each."

     FOURTH: The foregoing amendment of the Articles of Incorporation of the Corporation was authorized by a vote of the Board of Directors of the Corporation, followed by a vote of the holders of a majority of all issued and outstanding shares of the Corporation entitled to vote on the said amendment of the Articles of Incorporation.

     IN WITNESS WHEREOF, the undersigned, being a duly authorized Officer of the Corporation, set his hand hereunto this ____ day of __________, 2001.

                                          By:
                                            ------------------------------------
                                            Antonio L. DeLise
                                            Vice President, Chief Financial
                                              Officer and Secretary

                                                                     PRELIMINARY
                                                                            COPY
                                PUBLICARD, INC.
                                     PROXY

                     PROXY SOLICITED BY BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

    The undersigned hereby appoints HARRY I. FREUND and JAY S. GOLDSMITH, or either of them, with full power of substitution, proxies to vote, unless such authority is withheld, all shares of common stock, par value $0.10 per share, of PubliCARD, Inc. (the "Company") registered in the name of the undersigned that the undersigned would be entitled to vote at the Special Meeting of Shareholders of the Company (the "Special Meeting") to be held at the offices of Kaye, Scholer, Fierman, Hays & Handler, LLP, 425 Park Avenue, New York, New York 10022 at 10:00 a.m. (New York City time) on April 19, 2001, and any adjournments thereof, with all powers the undersigned would possess if personally present, for all matters described in the Proxy Statement or which otherwise come before the Special Meeting in the discretion of the Board of Directors.

    This Proxy, when properly executed, will be voted in the manner directed herein. If no instruction to the contrary is indicated, this Proxy will be voted FOR the proposal to amend the Articles of Incorporation of the Company.

1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation.

              [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

2. In their discretion, to act upon such other business as may properly be brought before the Special Meeting or any adjournment thereof.

          (Continued and to be signed and dated on the reverse side.)

                                             NOTE: YOUR SIGNATURE SHOULD CONFORM
                                             WITH YOUR NAME AS IT APPEARS
                                             HEREON. IF SIGNING AS ATTORNEY,
                                             EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                             GUARDIAN, PLEASE GIVE YOUR FULL
                                             TITLE AS SUCH. IF STOCK IS OWNED BY
                                             A PARTNERSHIP OR CORPORATION,
                                             PLEASE INDICATE YOUR CAPACITY IN
                                             SIGNING THE PROXY. IF STOCK IS HELD
                                             IN JOINT OWNERSHIP, ALL CO-OWNERS
                                             MUST SIGN.
                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Signature if held jointly
                                             Dated:

                                            -----------------------------------,
                                             2001

                                             PLEASE MARK, DATE, SIGN AND RETURN
                                             THE PROXY CARD PROMPTLY USING THE
                                             ENCLOSED ENVELOPE.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
     P
     R
     O
     X
     Y